DISCONTINUED OPERATIONS	12 Months Ended
Dec. 29, 2012
Discontinued Operations and Disposal Groups [Abstract]
DISCONTINUED OPERATIONS
DISCONTINUED OPERATIONS
During 2013, the Company classified two small businesses within the Security and Industrial segments as held for sale based on management's intention to sell these businesses. As a result of this decision, the Company recorded pre-tax impairment losses of $22.2 million in order to remeasure these businesses at estimated fair value less costs to sell. The business within the Industrial segment was subsequently sold in February 2014. Any adjustments to the loss on sale will be recorded during the first quarter of 2014 and are not expected to be significant.
In December 2012, the Company sold its Hardware & Home Improvement business ("HHI"), including the residential portion of Tong Lung, to Spectrum Brands Holdings, Inc. ("Spectrum") for approximately $1.4 billion in cash. The purchase and sale agreement stipulated that the sale occur in a First and Second Closing. The First Closing, which excluded the residential portion of the Tong Lung business, occurred on December 17, 2012 and resulted in an after-tax gain of $358.9 million. The
Second Closing, in which the residential portion of the Tong Lung business was sold for $93.5 million in cash, occurred on
April 8, 2013 and resulted in an after-tax gain of $4.7 million.
During 2011, the Company sold three small businesses for total cash proceeds of $27.1 million and a cumulative after-tax loss of $18.8 million. These businesses were sold as the related product lines provided limited growth opportunity or were not considered part of the Company's core offerings.
As a result of these actions, the above businesses have been reported as discontinued operations in the Company's Consolidated Financial Statements. Amounts previously reported have been reclassified, as necessary, to conform to this presentation in accordance with ASC 205 to allow for meaningful comparison of continuing operations. The Consolidated Balance Sheets as of December 28, 2013 and December 29, 2012 aggregate amounts associated with discontinued operations as described above. Summarized results of discontinued operations are presented in the following table:

(Millions of Dollars)	2013	2012	2011
Net Sales	$38.4	$973.2	$1,060.9
(Loss) earnings from discontinued operations before income taxes (including pretax gain on HHI sale of $384.7 million in 2012)	$(42.0)	$488.8	$104.4
Income tax (benefit) expense on discontinued operations (including income taxes for gain on HHI sale of $25.8 million in 2012)	(14.0)	69.8	36.5
Net (loss) earnings from discontinued operations	$(28.0)	$419.0	$67.9

During 2013, the Company completed the 2012 income tax return filings which included the final calculations of the tax gain on the Hardware & Home Improvement business (“HHI”) sale which took place in 2012. As a result of these tax return filings, the Company recorded an income tax benefit of approximately $19.1 million within discontinued operations related to finalization of the taxable gain on the HHI sale. Changes to the original tax gain were driven primarily by the determination of the final purchase price allocation and the finalization of the U.S. tax basis calculation, both of which were finalized during the year.
As of December 28, 2013, assets and liabilities held for sale relating to the two small businesses within the Security and Industrial segments totaled $10.1 million and $6.3 million, respectively.
As of December 29, 2012, assets and liabilities held for sale relating to the two small businesses within the Security and Industrial segments, as well as the residential portion of the Tong Lung business, totaled $171.7 million and $37.3 million, respectively.